                          REGISTRATION AGREEMENT
                        Dated as of April 30, 1998
                                  among
                     SPECTRUM SIGNAL PROCESSING INC.
                                   and
                       ALEX COMPUTER SYSTEMS, INC.

                          REGISTRATION AGREEMENT

                  This Registration Agreement (this "Agreement") is made and entered into as of April 30, 1998, among Spectrum Signal Processing Inc., a corporation incorporated pursuant to the Laws of the Province of British Columbia ("Spectrum") and Alex Computer Systems, Inc., a Delaware corporation (the "Shareholder").

                  This Agreement is made pursuant to the Asset Purchase Agreement, dated as of April __, 1998, by and among Spectrum, Alex Informatics Inc. and the Shareholder (the "Acquisition Agreement"), which provides for the issuance by Spectrum to the Shareholder of certain common shares of Spectrum ("Common Shares"), and certain warrants to purchase Common Shares. In order to induce the Shareholder to enter into the Acquisition Agreement, Spectrum has agreed to provide the registration rights set forth in this Agreement.

The parties hereby agree as follows:

SECTION 1.  DEFINITIONS.

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to those terms in the Acquisition Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Advice:  As defined in Section 3(c) hereof.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  NASD:  National Association of Securities Dealers, Inc.

                  Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto (including post-effective amendments) and all material incorporated by reference in such prospectus.

                  Registrable Securities: Registrable Securities means, collectively, (i) the Common Shares issued pursuant to Clause 15.1(a) of the Acquisition Agreement (the "Issued Securities") and (ii) the Common Shares issuable upon exercise of the warrants issued pursuant to Clause 15.1(b) of the Acquisition Agreement (such Registrable Securities to be adjusted for any stock dividend, subdivision, split, combination or exchange in respect of such shares).

                  Registration Expenses: As defined in Section 4 hereof.

                  Registration Statement: Any registration statement of Spectrum which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement

(including post-effective amendments), and all exhibits to and all material incorporated by reference in such registration statement.

                  SEC:  The Securities and Exchange Commission.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Shelf Registration:  As defined in Section 2(a) hereof.

                  Stop Order:  As defined in Section 3(a)(iii) hereof.

SECTION 2.  SHELF REGISTRATION.

                  (a) As promptly as practicable after the Closing Date (but in any event on or before the 60th day after the Closing Date (the "Target Date"), Spectrum shall file with the SEC (or submit to the SEC for review on a confidential basis) a "shelf" registration with respect to all Registrable Securities on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (the "Shelf Registration") and shall use its reasonable good faith efforts to have such Shelf Registration declared effective by the SEC as promptly as practicable thereafter. In the event Spectrum does not file or otherwise submit to the SEC for review the Shelf Registration on or prior to the Target Date, Spectrum shall pay to the Shareholder the sum of Cdn$100,000, provided that the payment of such sum shall not relieve Spectrum of its other obligations under this Agreement, which shall remain in effect.

                  (b) Spectrum shall use its reasonable good faith efforts to keep the Shelf Registration continuously effective until the earliest to occur of (i) all of the Registrable Securities having been sold under the Shelf Registration, (ii) such time as all of the Registrable Securities are freely tradable pursuant to Rule 144 under the Securities Act or similar provision, (iii) the date on which another exemption exists that permits the public sale of any and all of the Registrable Securities under the Securities Act and (iv) twelve months from the Closing Date.

SECTION 3.  REGISTRATION PROCEDURES.

                  (a)      In connection with the Shelf Registration,
                           Spectrum will:

                           (i)      prepare and file with the SEC a
Registration Statement on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities, and use its reasonable good faith efforts to cause any such Registration Statement to become effective; provided, that before filing any Registration Statement or any Prospectus or any amendments or supplements thereto, Spectrum will promptly furnish to the Shareholder copies of all such documents proposed to be filed.

                           (ii)     prepare and file with the SEC such
amendments and post-effective amendments to any such Registration Statement as may be necessary to keep such Registration Statement effective for the period set forth in Section 2(b) hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by any such Registration Statement during the applicable period.

                           (iii)    notify the Shareholder promptly
(1) when the Prospectus or any Prospectus supplement or post-effective amendment relating to the Registrable Securities has been filed, and, with respect to any Registration Statement or any post-effective amendment relating to such Registrable Securities, when the same has become effective, (2) of any request by the SEC for amendments or supplements to such Registration Statement or the Prospectus relating to such Registrable Securities or for additional information, (3) of the issuance by the SEC of any order suspending the effectiveness of such Registration Statement (the "Stop Order") or the initiation of any proceedings for that purpose, (4) of the receipt by Spectrum of a notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (5) of the existence of any fact which makes untrue any statement of a material fact made in such Registration Statement, the Prospectus relating to such Registrable Securities or any document incorporated therein by reference or which requires the making of any changes in such Registration Statement, the Prospectus relating to such Registrable Securities or any document incorporated therein by reference in order to make the statements therein not misleading.

                           (iv)     make every reasonable effort to obtain
the withdrawal of any Stop Order at the earliest possible moment.

                           (v)      furnish to the Shareholder, without
charge, at least one conformed copy of the Registration Statement registering such Registrable Securities and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference.

                           (vi)     deliver to the Shareholder, without
charge, as many copies of the Prospectus relating to the registration of such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as the Shareholder may reasonably request. Spectrum consents to the use of such Prospectus or any amendment or supplement thereto by the Shareholder in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                           (vii)    prior to any public offering of
Registrable Securities, register, or qualify or cooperate with the Shareholder in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or

"blue sky" laws of such jurisdictions as any Shareholder may reasonably request in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities covered by a Registration Statement; provided, that Spectrum will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation as a foreign corporation doing business in any such jurisdiction where it is not then so subject.

                           (viii) cooperate with the Shareholder to
facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends.

                           (ix)   if any fact contemplated by clause
(iii)(5) of this Section 3(a) shall exist, prepare a supplement or post-effective amendment as required by law to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (x)    cause all Registrable Securities
covered by a Registration Statement to be listed on the Nasdaq National
Market.

                  (b) Spectrum may require the Shareholder to furnish to Spectrum such information regarding the Shareholder and the distribution of such securities as Spectrum may from time to time reasonably request in writing. The Shareholder agrees to furnish promptly to Spectrum all information required to be disclosed in order to make the information previously furnished to Spectrum by the Shareholder not materially misleading.

                  (c) The Shareholder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Spectrum of the existence of any fact of the kind described in Section 3(a)(iii)(5) hereof, the Shareholder will forthwith discontinue disposition of Registrable Securities until the Shareholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof, or until he is advised in writing (the "Advice") by Spectrum or Spectrum's counsel that the use of the Prospectus may be resumed.

SECTION 4.  REGISTRATION EXPENSES.

                  The following expenses incident to Spectrum's performance of or compliance with this Agreement will be borne by
Spectrum: (i) all registration and filing fees and expenses; (ii) fees and expenses of compliance with federal securities or state or other jurisdiction's "blue sky" laws; (iii) expenses of printing (including, without limitation, prospectuses); (iv) fees and disbursements of counsel for Spectrum; (v) fees and disbursements of all independent certified public accountants of Spectrum; and (vi) fees and expenses of listing the Registrable Securities on any securities exchange or market in accordance with
Section 3(a)(x) hereof. Notwithstanding the foregoing, the Shareholder shall reimburse Spectrum for expenses incurred under clauses (iv) and (v) of the immediately preceding sentence in excess of US$15,000 in the aggregate as a condition precedent to the effectiveness of any Registration Statement.

                  All such expenses set forth in clauses (i) - (vi) above are herein called "Registration Expenses."

SECTION 5.  INDEMNIFICATION.

                  (a) With respect to the Registration Statement, Spectrum agrees to indemnify and hold harmless, to the full extent permitted by law, the Shareholder and each Person who controls the Shareholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, all reasonable legal expenses or disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise and the costs, expenses and disbursements of investigating, preparing or defending any such action, suit, proceeding or investigation, whether or not in connection with litigation in which an indemnified party is a party and whether or not involving a third party, and, subject to Section 5(c), all amounts paid in settlement of a claim or litigation) (collectively, the "Losses") as and when incurred, arising out of, based upon or in connection with any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or in any application or other document or communication (in this Section 5 collectively called an "application") executed by or on behalf of Spectrum or based upon written information furnished by or on behalf of Spectrum filed in any jurisdiction in order to qualify the Registrable Securities under the "blue sky" or securities laws thereof or filed with the SEC, or arising out of, based upon or in connection with any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information (a) relating to the Shareholder, furnished in writing to Spectrum by or on behalf of the Shareholder for use therein or (b) made in any preliminary prospectus if a copy of the Prospectus (as amended or supplemented) was not sent or given by or on behalf of the Shareholder to the Person asserting any such Loss (if required by law so to have been delivered) at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, and the Prospectus (as so amended or supplemented) would have corrected such untrue statement or omission, provided, however, that Spectrum shall have timely furnished copies of such Prospectus (as so amended or supplemented) to the Shareholder in compliance with the provisions hereof.

                  (b) In connection with the Registration Statement, the Shareholder will furnish to Spectrum in writing such information as Spectrum reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary Prospectus and agrees, severally and not jointly, to indemnify and hold harmless, to the full extent permitted by law, Spectrum, its directors and officers who sign the Registration Statement and each Person who controls Spectrum (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and reasonable expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent that the same resulted from or are contained in any information relating to the Shareholder furnished in writing by the Shareholder to Spectrum specifically for use in such Registration Statement, Prospectus or preliminary Prospectus. In no event shall the liability of any selling Shareholder hereunder be greater in amount than the dollar amount of the proceeds received by the Shareholder upon the sale (whether prior to or subsequent to the incurrence of any such liability) of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that the failure to deliver such notice shall not relieve the indemnifying party of its indemnification obligations hereunder, unless the indemnifying party is prejudiced by the failure to deliver such notice and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (including, to the extent any settlement involves the payment of money, the right to settle any such claim or proceeding); provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the judgment of any such Person, based upon advice of independent counsel, there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying person, or a conflict of interest or potential conflict of interest exists between such Person and the indemnifying party in respect of such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will be required to consent to entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party will not, in connection with substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim (in addition to all local counsel which are necessary in the opinion of counsel for such indemnified party in order to adequately represent such Person), unless there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying person, in which event the indemnifying party shall be obligated to pay the fees and expenses of, such additional counsel or counsels.

                  (d) If a claim for indemnification provided for in the preceding clauses (a) and (b) is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party and the relative benefits to be received by each such party, as well as any other relevant equitable considerations; provided, that no Shareholder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by the Shareholder with respect to the sale of the Registrable Securities giving rise to the indemnification obligation under this Section 5. The relative fault of Spectrum on the one hand and the Shareholder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by Spectrum on the one hand or by the Shareholder on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this clause (d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 5 if such indemnification were available or sufficient.

                  (e) The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the indemnifying Persons may otherwise have to the indemnified Persons referred to above.

SECTION 6.  HOLDBACK AGREEMENT

                  The Shareholder agrees to give notice to Spectrum of any sale of Issued Securities pursuant to an effective Registration Statement on the date of the said sale specifying the date of sale and the amount of Issued Securities sold pursuant thereto. The Shareholder acknowledges and agrees (i) not to sell more than 179,636 Issued Securities between the earlier of June 1, 1998 and the date on which the Registration

Statement is declared effective and August 31, 1998, (ii) not to sell more than 179,636 Issued Securities between September 1, 1998 and November 30, 1998, (iii) not to sell more than 179,636 Issued Securities between December 1, 1998 and February 28, 1999, and (iv) not to sell more than 179,636 Issued Securities between March 1, 1999 and May 31, 1999. The Shareholder shall obtain Spectrum's prior written consent for any sale other than as permitted herein.

SECTION 7.  MISCELLANEOUS.

7.1      AMENDMENTS AND WAIVERS.

                  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless Spectrum has obtained the written consent of the holders of a majority of the outstanding
Registrable Securities.

7.2      NOTICES.

                  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested, telecopier, or air courier guaranteeing overnight delivery):

                  (1) if to the Shareholder, initially at the address set forth in the Acquisition Agreement, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7.2.

                  (2) if to Spectrum, initially at its address set forth in the Acquisition Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7.2, with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York
                  10103, Attention:  Paul Jacobs, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

7.3      SUCCESSORS AND ASSIGNS.

                  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

7.4      COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.5      HEADINGS.

                  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.6      GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REGARD TO THE CONFLICT OF LAW RULES THEREOF.

7.7      SEVERABILITY.

                  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

7.8      ENTIRE AGREEMENT.

                  This Agreement together with the Acquisition Agreement (including the exhibits and schedules thereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by Spectrum with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        SPECTRUM SIGNAL PROCESSING INC.


                                        By:/s/ Barry Jinks
                                           ---------------------------------
                                        Name:  Barry Jinks
                                        Title:  President & CEO


                                        ALEX COMPUTER SYSTEMS, INC.


                                        By: /s/ Andrew Talbot
                                          -----------------------------
                                        Name:
                                        Title: